Exhibit 99.2
                                  ------------


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES - OXLEY ACT OF 2002


         In connection with the Annual report of Laser Corporation (the "Company") on Form 10-KSB for the year ended December 31, 2002, Mark L. Ballard hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes - Oxley Act of 2002, that to the best of his knowledge:

              1. The Annual  report  fully  complies  with the  requirements  of
         Section 13(a) of the Securities exchange Act of 1934; and

              2. The information contained in the Annual report fairly presents in all material respects, the financial condition and results of operations of the Company.



    April 10, 2003                            /s/  Mark L. Ballard
    --------------                            --------------------------------
                                              Vice President, Treasurer,
                                              Assistant Secretary and Director